UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 7, 2017

Delphi Automotive PLC

(Exact name of registrant as specified in its charter)

Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courteney Road

Hoath Way

Gillingham, Kent ME8 0RU

United Kingdom

(Address of Principal Executive Offices)

(Zip Code)

011-44-163-423-4422

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On September 7, 2017, Delphi Jersey Holdings plc (“DPS”), a subsidiary of Delphi Automotive PLC (“Delphi”), and Delphi Powertrain Corporation (“Delphi Powertrain”), a wholly-owned U.S. subsidiary of DPS, entered into a credit agreement by and among DPS, Delphi Powertrain and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Credit Agreement”). DPS is the recently formed holding company for Delphi’s Powertrain Systems segment which Delphi intends to separate by means of a spin-off to its shareholders.

The Credit Agreement consists of a senior secured five-year $750 million term loan facility (the “Term Loan A Facility”) and a senior secured five-year $500 million revolving credit facility (the “Revolving Credit Facility”) (collectively, the “Credit Facilities”). The Credit Facilities are expected to become available to DPS after the satisfaction of certain conditions customary for financings of this type, including the completion of the separation of DPS from Delphi by means of a spin-off and the establishment of DPS as a separate publicly traded company.

Further detail regarding the terms of the Credit Agreement are included within the information statement filed as part of DPS’s amended Registration Statement on Form 10 filed with the Securities and Exchange Commission on September 7, 2017.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Such forward-looking statements represent Delphi’s (the “Company’s”) current judgment about possible future events and include, but are not limited to, those related to the Company’s current beliefs as to the outcome of the matter described herein. Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company’s operations and business environment as well as market conditions, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements are discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s and DPS’s filings with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or how they may affect the Company. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2017	DELPHI AUTOMOTIVE PLC

	By:	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer